                                                              Exhibit 10(lxxxii)



                  REAFFIRMATION, AMENDMENT AND ACKNOWLEDGEMENT


          THIS REAFFIRMATION, AMENDMENT AND ACKNOWLEDGEMENT ("Reaffirmation") is dated as of the 31st day of December, 1993, by and among Hyster-Yale Materials Handling, Inc., a Delaware corporation ("Holdings"), Yale Materials Handling Corporation, a Delaware corporation ("Yale"), and Hyster Company, a Delaware corporation, ("H-D"), and Citicorp North America, Inc., a Delaware corporation, as agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the "Credit Agreement" (defined below).


                                  WITNESSETH:

          WHEREAS, Holdings, Hyster Company, an Oregon corporation ("Hyster"), Yale, the Lenders, the Issuing Banks and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 30, 1993 (as the same has been amended, supplemented or modified prior to the date hereof, the "Original Credit Agreement");

          WHEREAS, Holdings, Hyster and Yale requested and the Agent and the Lenders agreed to enter into Amendment No. 1 dated as of December 31, 1993 (the "Amendment") to the Original Credit Agreement (the Original Credit Agreement, as amended by the Amendment, is hereinafter referred to as the "Credit Agreement") in order to permit the merger of Hyster with and into H-D effective December 31, 1993, with H-D as the surviving corporation (after such merger, the "Surviving Corporation");

          WHEREAS, in connection with the Original Credit Agreement, each of Holdings, Hyster and Yale executed one or more of the "Security Documents" (as hereinafter defined); and

          WHEREAS, as a condition to the execution and delivery of the Amendment, the Lenders and the Agent have required, among other things, that Holdings, the Surviving Corporation and Yale (the "Security Parties") enter into this Reaffirmation.

          NOW THEREFORE, in consideration of the foregoing, the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Borrowers by the Lenders and the Issuing Banks, the parties hereto hereby agree as follows:

          1. DEFINITIONS. Terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement. When used herein, the following terms shall have the following meanings:

          "AIRCRAFT SECURITY AGREEMENT" shall mean that certain Aircraft Security Agreement dated as of the Closing Date, executed by Hyster in favor of the Agent with respect to Hyster's aircraft, as amended, modified, restated or supplemented from time to time.

          "AUSTRALIAN PLEDGE AGREEMENT" shall mean that certain Pledge Agreement dated as of the Closing Date, executed by Hyster, evidencing the pledge of stock of Hyster Australia Pty. Limited, as amended, modified, restated or supplemented from time to time.

          "BRAZILIAN PLEDGE AGREEMENT" shall mean that certain Brazilian Pledge Agreement dated as of the Closing Date, executed by Hyster, evidencing the pledge of stock of Companhia Hyster, now known as Hyster Brasil Ltda., as the same has been or may be amended, modified, restated, supplemented or replaced from time to time.

          "HOLDINGS ASSIGNMENT OF RIGHTS" shall mean that certain Assignment of Rights to Payment dated as of the Closing Date, executed by Holdings in favor of the Agent, evidencing the assignment to the Agent, as security for the Obligations, of all of Holdings' rights to receive payment under (i) that certain Agreement and Plan of Merger dated as of April 7, 1989 executed among NACCO, Yale, Nacq I, Esco, Newesco and Hyster and (ii) that certain Agreement and Plan of Merger dated as of April 7, 1989 executed among NACCO, Yale, Hyster, Newesco and NACQ II.

          "HOLDINGS GUARANTY" shall mean that certain Guaranty dated the Closing Date, executed by Holdings in favor of the Lenders, evidencing the continuing, unconditional guaranty of payment of the Subsidiary Obligations, as the same may be amended, supplemented or otherwise modified from time to time.

          "HOLDINGS PLEDGE AGREEMENTS" shall mean (i) that certain Holdings Pledge Agreement dated as of the Closing Date, executed by Holdings in favor of the Agent, for the benefit of the Lenders and the Issuing Banks, relating to the capital stock of Yale and NACCO I Acquisition Corp. and (ii) that certain NACCO I Pledge Agreement dated as of the Closing Date in favor of the Agent for the benefit of the Lenders and the Issuing Banks, relating to the capital stock of Hyster, each as amended, modified, restated or supplemented from time to time.

          "HYSTER ASSIGNMENT" shall mean that certain Assignment of Rights to Payment dated as of the Closing Date, executed by NACCO I Acquisition Corp., evidencing the assignment to the Agent of all of New Nacq I's rights to receive payment under the Asset Transfer and Liability Assumption Agreement dated as of May 19, 1989 between Esco and Newesco, as security for the Subsidiary Obligations to the Lenders under the Credit Agreement.

          "HYSTER DEED OF CHARGE" shall mean that certain Deed of Charge dated the Closing Date, executed by Hyster, evidencing the pledge of stock of Hyster Europe Limited, as amended, modified, restated or supplemented from time to time.

          "HYSTER INTERCOMPANY GUARANTY" shall mean that certain Guaranty dated the Closing Date, executed by Hyster in favor of the Lenders, evidencing Hyster's continuing, unconditional guaranty of payment of the Obligations owing by Yale, as the same may be amended, supplemented or otherwise modified from time to time.

          "HYSTER MORTGAGES" shall mean those certain mortgages and deeds of trust executed by Hyster in favor of the Agent, evidencing the mortgage of Hyster's interest in real property in California, Illinois, Kentucky and Oregon, as the same have been or may be amended, modified or supplemented from time to time.

          "HYSTER SECURITY AGREEMENT" shall mean the Security Agreement executed by Hyster.

          "JAPANESE PLEDGE AGREEMENT" shall mean that certain Pledge Agreement dated as of the Closing Date, executed by Yale, evidencing the pledge of stock of Sumitomo Yale Company, Ltd, as amended, modified, restated or supplemented from time to time.

          "LOUISIANA DOCUMENTS" shall mean that certain Collateral Mortgage and Collateral Chattel Mortgage, Collateral Mortgage and Collateral Chattel Mortgage Note, Notice of Assignment, resolutions of the Board of Directors of Hyster, Pledge and Assignment Agreement and Collateral Assignment of Leases and Rents executed by Hyster, evidencing Hyster's pledge of its real and personal property in the state of Louisiana as security for Hyster's Obligations under the Credit Agreement, as amended, modified, restated or supplemented from time to time.

          "NETHERLANDS PLEDGE AGREEMENT" shall mean that certain Instrument of Pledge dated as of the Closing Date, executed by Hyster and Hyster, B.V., evidencing the pledge of stock of Hyster, B.V., as amended, modified, restated or supplemented from time to time.

          "PLEDGE AGREEMENTS" shall mean, collectively, all of the Pledge Agreements dated as of the Closing Date between Hyster or Yale and the Agent relating to (i) the capital stock of each domestic Subsidiary of each of Hyster and Yale and (ii) any other Securities owned by each of Hyster and Yale, as such Pledge Agreements may be amended, supplemented or otherwise modified from time to time.

          "SECURITY AGREEMENTS" shall mean the Security Agreements dated as of the Closing Date, executed and delivered by Holdings, Yale and Hyster, substantially in the forms of Exhibits 1.1-A, 1.1-B and 1.1-C to the Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "SECURITY DOCUMENTS" shall mean the Aircraft Security Agreement, the Holdings Assignment of Rights, the Holdings Guaranty, the Holdings Pledge Agreements, the Hyster Assignment, the Hyster Intercompany Guaranty, the Hyster Mortgages, the Louisiana Documents, the NACCO Pledge Agreement, the Australian Pledge Agreement, the Brazilian Pledge Agreement, the Hyster Deed of Charge, the Japanese Pledge Agreement, the Netherlands Pledge Agreement, the Yale Deed of Charge, the Pledge Agreements, the Security Agreements, the Trademark and Patent Security Agreements, the Yale Assignment and the Yale Mortgages, and any other agreements, instruments or other documents executed in connection therewith.

          "TRADEMARK AND PATENT SECURITY AGREEMENTS" shall mean collectively
(i) that certain Trademark Security Agreement dated as of the Closing Date, executed by Hyster in favor of the Agent, evidencing Hyster's agreement with respect to the use and disposition of Hyster's trademarks and related licenses;
(ii) that certain Patent Security Agreement dated as of the Closing Date, executed by Hyster in favor of the Agent, evidencing Hyster's agreement with respect to the use and disposition of Hyster's patents and related licenses;
(iii) that certain Trademark Security Agreement dated as of the Closing Date, executed by Yale in favor of the Agent, evidencing Yale's agreement with respect to the use and disposition of Yale's trademarks and related licenses; and (iv) that certain Patent Security Agreement dated as of the Closing Date, executed by Yale in favor of the Agent, evidencing Yale's agreement with respect to the use and disposition of Yale's patents and related licenses, in each case, as the same may be amended, supplemented or otherwise modified from time to time.

          "YALE ASSIGNMENT" shall mean that certain Assignment of Beneficial Interest dated as of the Closing Date executed by Yale evidencing the collateral assignment of its interest in that certain Illinois business trust known as Yale Financial Services Trust.

          "YALE DEED OF CHARGE" shall mean that certain Deed of Charge dated the Closing Date, executed by Yale, evidencing the pledge of stock of Yale Materials Handling Limited, as amended, modified, restated or supplemented from time to time.

          "YALE INTERCOMPANY GUARANTY" shall mean that certain Guaranty dated the Closing Date, executed by Yale in favor of the Lenders, evidencing Yale's continuing, unconditional guaranty of payment of the Obligations owing by Hyster, as the same may be amended, supplemented or otherwise modified from time to time.

          "YALE MORTGAGES" shall mean those certain mortgages and deeds of trust executed by Yale in favor of the Agent, evidencing the mortgage of Yale's interest in real property in New Jersey and North Carolina, as the same have been or may be amended, modified or supplemented from time to time.

          2.  AMENDMENTS.

          2.1. Each and every reference to "Hyster" as set forth in the Security Documents shall mean and refer to the Surviving Corporation.

          3.  REAFFIRMATIONS.

          3.1. Each of Holdings and Yale hereby reaffirms its grant of a security interest in the "Collateral" (as defined in the Security Agreements) as security, in the case of Holdings, for the Obligations, and in the case of Yale, for the Subsidiary Obligations.

          3.2. (a) The Surviving Corporation hereby reaffirms Hyster's grant of a security interest in the "Collateral" (as defined in the Hyster Security Agreement) as security for the Subsidiary Obligations.

          (b) The Surviving Corporation hereby grants a security interest in all of its "Accounts", "Inventory", "Equipment", "General Intangibles" (as such terms are defined in the Hyster Security Agreement) and all other property as more particularly described in the definition of "Collateral" contained in the Hyster Security Agreement, and agrees to be bound by all of the terms and conditions of the Hyster Security Agreement as though the Surviving Corporation executed the Hyster Security Agreement on the date hereof.

          3.3. Holdings hereby reaffirms (i) its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the Holdings Pledge Agreement) as security for the "Liabilities", (as defined in the Holdings Pledge Agreement), (ii) its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the NACCO I Pledge Agreement) as security for the "Liabilities" (as defined in the NACCO I Pledge Agreement) and
(iii) its assignment to the Agent of any and all payments due from "Ameritrust," as trustee under the "Escrow" (as such terms are defined in the Holdings Assignment of Rights), for claims arising under or pursuant to the Hyster Merger Agreement or the Esco Merger Agreement.

          3.4. The Surviving Corporation hereby reaffirms (i) Hyster's grant to the Agent of a security interest in the "Collateral" (as defined in the Aircraft Security Agreement) as security for the "Liabilities" (as defined in the Aircraft Security Agreement), (ii) Hyster's grant to the Agent of a security interest in the "Security" (as defined in the Hyster Assignment) as security for the "Liabilities" (as defined in the Hyster Assignment), (iii) Hyster's grant to the Agent of a security interest in the "Trust Estate" and "Mortgaged Property" (as such terms are defined in the Hyster Mortgages) as security for the "Liabilities" (as defined in the Hyster Mortgages), (iv) Hyster's grant to the Agent of a security interest in the "mortgaged property" and the "Accounts Receivable" (as such terms are defined in the Louisiana Documents) as security for the Subsidiary Obligations, (v) Hyster's grant of a security interest in the "Pledged Collateral" (as defined in the Pledge Agreements) as security for the "Liabilities" and the "Obligations" (as defined in the Pledge Agreements), and
(vi) Hyster's grant of a security interest in the Trademarks, goodwill associated with the "Trademarks", "Licenses" relating to the Trademarks, "Patents" and "Licenses" relating to the Patents (as such terms are defined in the Trademark and Patent Security Agreements) as security for the Subsidiary Obligations.

          3.5. The Surviving Corporation hereby reaffirms (i) Hyster's grant to the Agent of a security interest in the "Collateral" (as defined in the Australian Pledge Agreement) as security for the "Liabilities" (as defined in the Australian Pledge Agreement), (ii) Hyster's grant to the Agent of a security interest in the "Pledged Shares" (as defined in the Netherlands Pledge Agreement) as security for the "Obligations" (as defined in the Netherlands Pledge Agreement), (iii) Hyster's grant to the Agent of a security interest in the "Pledged Shares" (as defined in the Hyster Deed of Charge) and all other items set forth in Section 2 of the Hyster Deed of Charge, as security for the "Liabilities" (as defined in the Hyster Deed of Charge) and (iv) Hyster's grant to the Agent of a security interest in the "Collateral" (as defined in the Brazilian Pledge Agreement) as security for the "Liabilities" (as defined in the Brazilian Pledge Agreement).

          3.6. Yale hereby reaffirms (i) its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the Pledge Agreements) as security for the "Liabilities" (as defined in the Pledge Agreements), (ii) its grant of a security interest in the Trademarks, goodwill associated with the "Trademarks", "Licenses" relating to the Trademarks, "Patents" and "Licenses" relating to the Patents (as such terms are defined in the Trademark and Patent Security Agreements) as security for the Subsidiary Obligations, (iii) its grant to the Agent of a security interest in all of Yale's right, title and interest, powers, privileges and other benefits as beneficiary under the "Trust" (as defined in the Yale Assignment) as security for the Subsidiary Obligations and (iv) its grant to the Agent of a security interest in the "Mortgaged Property" and "Trust Estate" (as such terms are defined in the Yale Mortgages) as security for the "Liabilities" (as defined in the Yale Mortgages).

          3.7. Yale hereby reaffirms (i) its grant to the Agent of a security interest in the "Pledged Shares" (as defined in the Yale Deed of Charge) and all other items set forth in Section 2 of the Yale Deed of Charge, as security for the "Liabilities" (as defined in the Yale Deed of Charge) and (ii) its grant to the Agent of a security interest in the "Pledged Collateral" (as defined in the Japanese Pledge Agreement) as security for the "Pledgor's Obligations" (as defined in the Japanese Pledge Agreement).

          3.8. Holdings hereby reaffirms its guarantee of the Subsidiary Obligations under the Holdings Guaranty, which Holdings Guaranty remains in full force and effect.

          3.9. The Surviving Corporation hereby reaffirms Hyster's guarantee of Yale's Obligations under the Hyster Intercompany Guaranty, which Hyster Intercompany Guaranty remains in full force and effect.

          3.10. Yale hereby reaffirms its guarantee of Hyster's Obligations under the Yale Intercompany Guaranty, which Yale Intercompany Guaranty remains in full force and effect and acknowledges and agrees that such guarantee shall be, effective as of the date hereof, a guarantee of all of the Surviving Corporation's Obligations.

          3.11. Each of the Security Parties hereby reaffirms (a) all of the obligations of such Security Party under the Security Documents and acknowledges that, except as expressly amended pursuant to Section 2 of this Reaffirmation, the Security Documents remain in full force and effect and (b) all other Loan Documents either previously executed by such Security Party or by its predecessor.

          4. GOVERNING LAW. This Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York.

          5. HEADINGS. Section headings in this Reaffirmation are included herein for convenience of reference only and shall not constitute a part of this Reaffirmation for any other purpose.

          6. COUNTERPARTS. This Reaffirmation may be executed by one or more of the parties to the Reaffirmation on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed facsimile copy of any signature page to this Reaffirmation shall be deemed effective as delivery of an executed original.

          IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the day and year first above written.


                                     HYSTER-YALE MATERIALS HANDLING, INC.



                                     By
                                        -------------------------
                                     Title:
                                            ---------------------

                                     YALE MATERIALS HANDLING CORPORATION



                                     By
                                        -------------------------
                                     Title:
                                            ---------------------

                                     HYSTER COMPANY, a Delaware corporation



                                     By
                                        -------------------------
                                     Title:
                                            ---------------------


                                     CITICORP NORTH AMERICA, INC., as Agent



                                     By
                                        -------------------------
                                     Title:
                                            ---------------------